UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07561

Name of Fund:  Merrill Lynch Global Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Global Value Fund, Inc.


Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Global Value Fund, Inc.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Fund's outperformance occurred steadily during the year, with the best performance occurring in the last quarter.


How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch Global Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +34.05%, +33.02%, +33.10%, +34.45% and +33.75%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned +9.49%. Fund returns for the period include approximately 12.8% that correspond to a cash settlement on October 28, 2005, in favor of the Fund for events that occurred prior to 2005. Since these events are unrelated to the Fund's investments in 2005, the return of 12.8% should not be seen as the result of the Fund's management in 2005, even though Fund holders at the time of settlement benefited fully from it.

Even after adjusting for the positive impact of the settlement, however, the performance of the Fund in 2005 exceeded that of the benchmark by more than 12%, which is close to the best relative performance in the history of the Fund, which occurred in the year 2000. All references below to the Fund's performance do not include the effect of the settlement.

The Fund's outperformance occurred steadily during the year, with a positive contribution relative to the benchmark in each quarter, and the best performance occurring in the last quarter. Energy stocks in 2005 made the largest relative contribution in performance to the Fund (4.56%) which mostly was the result of stock selection, and in a smaller part the result of having more weight in energy stocks in the Fund than in the benchmark. The positive effect of stock selection reflected the investment in equipment manufacturers, such as National Oilwell Varco, Inc., or companies with relatively low variable costs, such as Canadian Natural Resources Ltd., that benefited disproportionately from the rise in oil prices. The Fund's overweight in the energy sector also helped, since energy stocks were the best performing sector in 2005.

Other sectors that made important relative contributions were financials (3.27%), industrials (2.33%), information technology (1.29%), and consumer discretionary (1.15%). The positive relative performance of financials, industrials, and information technology was entirely the result of good stock selection. The relative performance of the consumer discretionary sector was helped by investing in some of the best performing automobile stocks and otherwise being underweight the sector, since it performed poorly, especially media.

The main investment event of 2005 undoubtedly was the rise in the price of fuels, especially petroleum and coal, which had a positive effect on oil and coal producers and on producers of related service equipment, which collectively had much higher returns than all other sectors. Oil prices rose from $42 to $61 per barrel in 2005, and coal prices rose in a similar proportion from about $50 to $75 per metric ton. The rises in oil and coal prices were above expectations, as they came after a similar rise in 2004. It is probably not possible to determine to what extent prices reached in 2005 were the result of physical demand and supply for oil (that is, barrels actually consumed and produced) versus the result of speculatively induced demand. Most everyone agrees, however, that physical demand has indeed increased as a result of the strength of the world economy, especially large developing countries such as China and India which tend to consume significantly more oil as their economies grow. It is also generally agreed that the supply of oil and coal has not expanded as fast as latent demand, and that this accounts for part of the rise in prices. Regardless of the explanation, there is no doubt that the rises in prices have helped the earnings of companies.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



It is worthwhile to reflect on the trends underlying the rise in oil prices in 2004 and 2005, because future investment outcomes may depend on them. Regarding oil prices, there usually are two camps: the "economists" and the "geologists." The "economist" view is that the price mechanism will work its usual magic. Demand will be reduced as a result of high prices (for example, smaller, more efficient vehicles), while on the supply side output will increase as the result of more innovations in oil extraction, and the development of alternative sources of energy. The "geologist" view is that there is only so much oil but that the demand is set to increase enormously (China, India), so that prices can only go up. Our view probably is closer to that of the geologists in the short term and to that of the economists in the long term. This stance would imply that oil prices are likely to remain high enough to make many energy companies attractive investments for the near future. This would be the case even if the oil prices retrace downward a significant part of their trajectory (say back to $35 - $40 per barrel). Many stocks of energy producers, however, are less attractive because of the need to spend capital to increase production within this sector. We prefer the stocks of service companies and capital equipment providers.

The strong performance of financials was helped by the significant overweight in South Korean stocks, especially insurance companies and regional banks. South Korean stocks traded at very low valuations during 2003 and 2004, when most stocks were purchased for the Fund, and rose significantly in 2005, with many stocks doubling or almost tripling. It appears that investors had been lukewarm about South Korea due to a combination of lingering bad memories of the 1998 Asian crisis, the many false starts of a rise in the South Korean stock market, and complacency based on the long periods during which South Korean stocks were inexpensive. Our view, which is bottom-up, was different. There appeared to be no reason why well-run companies with high profitability should be selling for two to three times less than their U.S. or European counterparts, and therefore the Fund invested in many of these companies, each based on its own merits, and without trying to guess the timing of a recovery in undervalued stocks. Our approach was vindicated in 2005. South Korean stocks were the overwhelming contributors to performance not only in financials in the Fund, but also in information technology, so that the impact of South Korea on the Fund was quite high.


What changes were made to the portfolio during the period?

Changes in the portfolio consisted mostly of trimming stocks that had done well, especially energy stocks and South Korean financial services stocks. Energy and South Korean stocks are still a sizable portion of the Fund. We are retaining them despite their appreciation because they remain attractively priced compared to alternatives elsewhere.


How would you characterize the Fund's position at the close of the period?

By year's end, the Fund's composition had shifted slightly in a direction that made it somewhat closer to the benchmark. The largest increase in sector weight was in consumer discretionary stocks, which moved from 4.9% to 8.3%, although this still corresponded to an underweight of about 3.4% at the end of 2005. Consumer discretionary stocks had a poor performance in 2005, and the increase was in part to take advantage of the more attractive stock prices. Most stock purchases were in retailing and luxury goods companies. The largest decrease in sector weight was in financials, which went from 25.8% to 23.3%, still the largest sector by far in the Fund.

The largest sector underweight is in utilities, at 3.7%. The reason for this low investment is that most utility companies have a relatively low return on investment and are expensively priced compared to alternative investments. The largest overweight of 5.1% is in information technology, which constitutes 16.3% of the Fund, with large positions in South Korea.

After a good year for the Fund in 2005, both in absolute and relative terms, it is natural to wonder whether opportunities ahead remain as good. In general, this seems to be the case. The world continues to be mostly at peace, free market principles are accepted increasingly worldwide as the way to prosperity, barriers to the movement of goods are declining, and most large world economies have monetary stability. In general we remain hopeful for the outlook for stock markets and the Fund, and we believe there are still plenty of good investment opportunities.

We thank you for your investment in Merrill Lynch Global Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Jacqueline Bell
Vice President and Portfolio Manager


Larry Berman
Vice President and Portfolio Manager


Walid Kassem
Vice President and Portfolio Manager


January 30, 2006



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                        6-Month           12-Month       Since Inception
As of December 31, 2005                               Total Return      Total Return       Total Return
ML Global Value Fund, Inc.--Class A Shares*              +29.38%           +34.05%           +143.33%
ML Global Value Fund, Inc.--Class B Shares*              +28.86            +33.02            +128.73
ML Global Value Fund, Inc.--Class C Shares*              +28.93            +33.10            +126.59
ML Global Value Fund, Inc.--Class I Shares*              +29.59            +34.45            +149.00
ML Global Value Fund, Inc.--Class R Shares*              +29.26            +33.75            +141.45
MSCI World Index**                                       +10.25            + 9.49            + 71.12

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/01/96.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
   Since inception total return is from 11/30/96.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Performance Data (concluded)



TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in ML Global Value Fund, Inc.++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Morgan Stanley Capital International World Index++++. Values illustrated are as follows:


ML Global Value Fund, Inc.++
Class A Shares*

Date                                         Value

11/01/1996**                               $ 9,475.00
December 1996                              $ 9,644.00
December 1997                              $11,930.00
December 1998                              $15,118.00
December 1999                              $16,665.00
December 2000                              $16,730.00
December 2001                              $14,402.00
December 2002                              $10,786.00
December 2003                              $15,114.00
December 2004                              $17,199.00
December 2005                              $23,055.00


ML Global Value Fund, Inc.++
Class B Shares*

Date                                         Value

11/01/1996**                               $10,000.00
December 1996                              $10,166.00
December 1997                              $12,483.00
December 1998                              $15,698.00
December 1999                              $17,157.00
December 2000                              $17,107.00
December 2001                              $14,609.00
December 2002                              $10,852.00
December 2003                              $15,088.00
December 2004                              $17,063.00
December 2005                              $22,873.00


ML Global Value Fund, Inc.++
Class C Shares*

Date                                         Value

11/01/1996**                               $10,000.00
December 1996                              $10,166.00
December 1997                              $12,484.00
December 1998                              $15,697.00
December 1999                              $17,155.00
December 2000                              $17,099.00
December 2001                              $14,613.00
December 2002                              $10,853.00
December 2003                              $15,082.00
December 2004                              $17,024.00
December 2005                              $22,659.00


ML Global Value Fund, Inc.++
Class I Shares*

Date                                         Value

11/01/1996**                               $10,000.00
December 1996                              $10,182.00
December 1997                              $12,627.00
December 1998                              $16,049.00
December 1999                              $17,724.00
December 2000                              $17,847.00
December 2001                              $15,395.00
December 2002                              $11,567.00
December 2003                              $16,234.00
December 2004                              $18,520.00
December 2005                              $24,900.00


ML Global Value Fund, Inc.++
Class R Shares*

Date                                         Value

11/01/1996**                               $10,000.00
December 1996                              $10,174.00
December 1997                              $12,554.00
December 1998                              $15,877.00
December 1999                              $17,447.00
December 2000                              $17,481.00
December 2001                              $15,003.00
December 2002                              $11,215.00
December 2003                              $15,840.00
December 2004                              $18,052.00
December 2005                              $24,145.00


Morgan Stanley Capital International World Index++++

Date                                         Value

11/30/1996**                               $10,000.00
December 1996                              $ 9,838.00
December 1997                              $11,389.00
December 1998                              $14,161.00
December 1999                              $17,691.00
December 2000                              $15,360.00
December 2001                              $12,776.00
December 2002                              $10,235.00
December 2003                              $13,624.00
December 2004                              $15,629.00
December 2005                              $17,112.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ ML Global Value Fund, Inc. invests primarily in equity securities of issuers located in various foreign countries and the United States.

++++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 11/30/96.

      Past performance is not indicative of future results.



Average Annual Total Return


                                   Return Without     Return With
                                    Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/05                +34.05%           +27.01%
Five Years Ended 12/31/05              + 6.62            + 5.48
Inception (11/01/96) through
12/31/05                               +10.19            + 9.54



                                       Return            Return
                                    Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 12/31/05                +33.02%           +29.02%
Five Years Ended 12/31/05              + 5.79            + 5.47
Inception (11/01/96) through
12/31/05                               + 9.45            + 9.45



                                       Return            Return
                                    Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 12/31/05                +33.10%           +32.10%
Five Years Ended 12/31/05              + 5.79            + 5.79
Inception (11/01/96) through
12/31/05                               + 9.34            + 9.34



Class I Shares                                           Return

One Year Ended 12/31/05                                  +34.45%
Five Years Ended 12/31/05                                + 6.89
Inception (11/01/96) through 12/31/05                    +10.47



Class R Shares                                           Return

One Year Ended 12/31/05                                  +33.75%
Five Years Ended 12/31/05                                + 6.67
Inception (11/01/96) through 12/31/05                    +10.10


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning           Ending       During the Period*
                                                            Account Value     Account Value     July 1, 2005 to
                                                               July 1,         December 31,       December 31,
                                                                 2005              2005               2005
Actual

Class A                                                         $1,000          $1,293.80            $10.01
Class B                                                         $1,000          $1,288.60            $14.34
Class C                                                         $1,000          $1,289.30            $14.40
Class I                                                         $1,000          $1,295.90            $ 8.58
Class R                                                         $1,000          $1,292.60            $11.78

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000          $1,016.38            $ 8.80
Class B                                                         $1,000          $1,012.57            $12.61
Class C                                                         $1,000          $1,012.52            $12.66
Class I                                                         $1,000          $1,017.63            $ 7.54
Class R                                                         $1,000          $1,014.82            $10.35


  *  For each class of the Fund, expenses are equal to the annualized expense ratio for the class
     (1.74% for Class A, 2.50% for Class B, 2.51% for Class C, 1.49% for Class I and 2.05% for Class R),
     multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

 **  Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

     During the period, the Fund incurred legal expenses attributable to a settlement of litigation.
     If, during the period, these expenses were not incurred, the annualized expense ratio would have been approximately 1.45% for Class A, 2.18% for Class B, 2.22% for Class C, 1.21% for Class I and
     1.82% for Class R. The actual expenses paid would have been approximately $8.34, $12.51, $12.74,
     $6.96 and $10.46, and the hypothetical expenses paid would have been approximately $7.33, $11.01,
     $11.21, $6.12 and $9.20, respectively.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Portfolio Information as of December 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Hynix Semiconductor Inc.                           2.0%
Meritz Fire & Marine Insurance Co. Ltd.            2.0
Foundry Networks, Inc.                             1.7
Accredited Home Lenders Holding Co.                1.5
Interflex Co., Ltd.                                1.4
Freemont General Corp.                             1.3
RenaissanceRe Holdings Ltd.                        1.3
Fine DNC Co., Ltd.                                 1.2
PXRE Group Ltd.                                    1.1
EMC Corp.                                          1.0



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        7.8%
Insurance                                          6.9
Electronic Equipment & Instruments                 6.6
Pharmaceuticals                                    4.9
Commercial Banks                                   4.0

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

North America                                     42.0%
Pacific Basin/Asia                                28.0
Europe                                            16.4
Latin America                                      1.3
Africa                                             0.6
Middle East                                        0.4
Other*                                            11.3

* Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

Africa

South Africa--0.7%

           Diversified Telecommunication
           Services--0.3%

           Telkom SA Ltd.                              110,000     $  2,337,012

           Wireless Telecommunication
           Services--0.4%

           MTN Group Ltd.                              300,000        2,939,693

           Total Common Stocks in Africa--0.7%                        5,276,705


Europe

Belgium--0.1%

           Diversified Financial Services--0.1%

           Fortis                                       14,800          470,476

           Total Common Stocks in Belgium                               470,476


Denmark--0.3%

           Commercial Banks--0.2%

           Danske Bank A/S                              30,600        1,074,287

           Pharmaceuticals--0.1%

           Novo-Nordisk A/S B                           18,800        1,053,950

           Total Common Stocks in Denmark                             2,128,237


Finland--0.2%

           Electronic Equipment &
           Instruments--0.2%

           Perlos Oyj                                  120,000        1,266,838

           Total Common Stocks in Finland                             1,266,838


France--2.2%

           Chemicals--0.2%

           Air Liquide                                   9,900        1,897,603

           Construction Materials--0.1%

           Lafarge SA                                    5,500          493,052

           Diversified Telecommunication
           Services--0.4%

           France Telecom SA                           130,000        3,218,642

           Media--0.3%

           Publicis Groupe                              18,900          655,429
           Vivendi Universal SA                         45,100        1,407,613
                                                                   ------------
                                                                      2,063,042

           Multiline Retail--0.1%

           Pinault-Printemps-Redoute                     4,100          460,161

           Oil, Gas & Consumable
           Fuels--0.4%

           Total SA (b)                                 27,000        3,412,800

           Personal Products--0.1%

           L'Oreal SA                                   13,100          970,393

           Pharmaceuticals--0.4%

           Sanofi-Aventis                               34,100        2,976,480

           Textiles, Apparel & Luxury
           Goods--0.2%

           LVMH Moet Hennessy Louis Vuitton SA          13,400        1,186,239

           Total Common Stocks in France                             16,678,412



                                                         Shares
           Industry          Common Stocks                 Held           Value

Europe (continued)

Germany--0.7%

           Chemicals--0.3%

           BASF AG                                      14,500     $  1,106,767
           Bayer AG                                     19,600          815,877
                                                                   ------------
                                                                      1,922,644

           Insurance--0.2%

           Hannover Rueckversicherung AG
           Registered Shares                            41,800        1,475,706
           Jardine Lloyd Thompson Group Plc             35,800          306,682
                                                                   ------------
                                                                      1,782,388

           Metals & Mining--0.1%

           ThyssenKrupp AG                              19,700          409,439

           Pharmaceuticals--0.1%

           Altana AG                                    18,700        1,014,650

           Total Common Stocks in Germany                             5,129,121


Ireland--0.1%

           Commercial Banks--0.1%

           Allied Irish Banks Plc                       26,100          559,079
           Anglo Irish Bank Corp. Plc                   20,700          313,266
                                                                   ------------
                                                                        872,345

           Construction Materials--0.0%

           CRH Plc                                       7,700          225,701

           Total Common Stocks in Ireland                             1,098,046


Luxembourg--0.2%

           Wireless Telecommunication
           Services--0.2%

           Millicom International Cellular SA (a)       50,000        1,342,000

           Total Common Stocks in Luxembourg                          1,342,000


Netherlands--1.3%

           Air Freight & Logistics--0.7%

           TNT NV                                      170,300        5,303,168

           Chemicals--0.1%

           Akzo Nobel NV                                10,400          480,266

           Diversified Financial Services--0.0%

           ING Groep NV CVA                              5,800          200,453

           Food Products--0.4%

           Unilever NV                                  41,100        2,804,542

           Household Durables--0.1%

           Koninklijke Philips Electronics NV           33,300        1,031,075

           Media--0.0%

           Reed Elsevier NV                             37,400          520,560

           Total Common Stocks in the Netherlands                    10,340,064


Norway--2.8%

           Construction & Engineering--1.0%

           Aker Kvaerner ASA (a)(e)                    125,000        7,651,837

           Diversified Telecommunication
           Services--0.7%

           Telenor ASA                                 567,400        5,551,449

           Energy Equipment & Services--0.2%

           Fred. Olsen Energy ASA (a)(e)                44,000        1,579,029



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

Europe (continued)

Norway (concluded)

           Oil, Gas & Consumable Fuels--0.9%

           Norsk Hydro ASA                              23,000     $  2,353,923
           Statoil ASA                                 200,000        4,578,180
                                                                   ------------
                                                                      6,932,103

           Total Common Stocks in Norway                             21,714,418


Russia--0.3%

           Wireless Telecommunication
           Services--0.3%

           AO VimpelCom (a)(b)                          60,000        2,653,800

           Total Common Stocks in Russia                              2,653,800


Sweden--0.1%

           Specialty Retail--0.1%

           Hennes & Mauritz AB B Shares                 17,600          597,090

           Total Common Stocks in Sweden                                597,090


Switzerland--2.4%

           Food Products--0.9%

           Nestle SA Registered Shares                  23,600        7,037,293

           Machinery--0.3%

           Schindler Holding AG Participation
           Certificates                                  6,000        2,371,865

           Pharmaceuticals--1.1%

           Novartis AG Registered Shares                90,100        4,720,517
           Roche Holding AG                             26,400        3,952,138
                                                                   ------------
                                                                      8,672,655

           Textiles, Apparel & Luxury
           Goods--0.1%

           Compagnie Financiere Richemont AG            13,300          577,230

           Total Common Stocks in Switzerland                        18,659,043


Turkey--0.6%

           Commercial Banks--0.1%

           Akbank T.A.S.                                95,197          774,820

           Wireless Telecommunication
           Services--0.5%

           Turkcell Iletisim Hizmet AS (b)             244,471        3,755,074

           Total Common Stocks in Turkey                              4,529,894


United Kingdom--6.7%

           Aerospace & Defense--0.3%

           Cobham Plc                                  700,000        2,036,910

           Beverages--0.6%

           Diageo Plc                                  348,300        5,037,644

           Capital Markets--0.0%

           ICAP Plc                                     22,300          155,047

           Commercial Banks--0.2%

           Lloyds TSB Group Plc                        175,000        1,467,597
           London Scottish Bank Plc                     39,500           61,708
                                                                   ------------
                                                                      1,529,305

           Construction & Engineering--0.5%
           Amec Plc                                    600,000        3,538,197

           Consumer Finance--0.2%

           Provident Financial Plc                     187,500        1,762,339



                                                         Shares
           Industry          Common Stocks                 Held           Value

Europe (concluded)

United Kingdom (concluded)

           Food & Staples Retailing--0.3%

           Tesco Plc                                   409,000     $  2,327,614

           Food Products--0.3%

           Cadbury Schweppes Plc                       147,300        1,389,551
           Unilever Plc                                109,277        1,081,514
                                                                   ------------
                                                                      2,471,065

           IT Services--0.4%

           LogicaCMG Plc                               975,000        2,966,845

           Machinery--0.3%

           FKI Plc                                   1,200,000        2,389,700

           Media--0.2%

           Pearson Plc                                  46,546          549,363
           WPP Group Plc                                80,900          873,581
                                                                   ------------
                                                                      1,422,944

           Metals & Mining--0.7%

           Anglo American Plc                           38,100        1,294,419
           Antofagasta Plc                              15,100          484,496
           BHP Billiton Plc                            131,900        2,150,027
           Rio Tinto Plc Registered Shares              30,800        1,403,845
                                                                   ------------
                                                                      5,332,787

           Multiline Retail--0.1%

           Marks & Spencer Group Plc                   129,500        1,122,704

           Pharmaceuticals--1.0%

           AstraZeneca Plc                              29,200        1,418,142
           GlaxoSmithKline Plc                         176,900        4,461,221
           Shire Plc                                   119,000        1,519,931
                                                                   ------------
                                                                      7,399,294

           Thrifts & Mortgage Finance--1.0%

           Kensington Group Plc                        432,300        6,864,850
           Northern Rock Plc                            31,700          513,186
                                                                   ------------
                                                                      7,378,036

           Wireless Telecommunication
           Services--0.6%

           Vodafone Group Plc                        2,074,800        4,470,170

           Total Common Stocks in the
           United Kingdom                                            51,340,601

           Total Common Stocks in
           Europe--18.0%                                            137,948,040


Latin America

Brazil--1.4%

           Diversified Telecommunication
           Services--0.4%

           Tele Norte Leste Participacoes SA           130,137        2,969,943

           Metals & Mining--0.1%

           Companhia Vale do Rio Doce (b)               24,500        1,007,930

           Oil, Gas & Consumable Fuels--0.8%

           Petroleo Brasileiro SA (b)                   90,000        5,793,300



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

Latin America (concluded)

Brazil (concluded)

           Paper & Forest Products--0.1%

           Aracruz Celulose SA (b)                      27,000     $  1,080,270

           Total Common Stocks in
           Latin America--1.4%                                       10,851,443


Middle East

Egypt--0.2%

           Commercial Banks--0.0%

           Commercial International Bank                31,000          317,360

           Wireless Telecommunication
           Services--0.2%

           Orascom Telecom Holding SAE (b)              25,000        1,317,500

           Total Common Stocks in Egypt                               1,634,860


Israel--0.3%

           Communications Equipment--0.2%

           RADWARE Ltd. (a)                             60,000        1,089,600

           Wireless Telecommunication
           Services--0.1%

           Partner Communications                      120,000        1,009,525

           Total Common Stocks in Israel                              2,099,125

           Total Common Stocks in the
           Middle East--0.5%                                          3,733,985


North America

Bermuda--0.2%

           Insurance--0.2%

           XL Capital Ltd. Class A                      18,100        1,219,578

           Total Common Stocks in Bermuda                             1,219,578


Canada--2.7%

           IT Services--0.3%

           CGI Group, Inc. (a)                         350,000        2,786,457

           Oil, Gas & Consumable Fuels--2.4%

           Canadian Natural Resources Ltd.             110,000        5,426,786
           Canadian Oil Sands Trust                     33,000        3,559,474
           EnCana Corp.                                 48,000        2,159,723
           Petro-Canada                                176,600        7,052,510
                                                                   ------------
                                                                     18,198,493

           Total Common Stocks in Canada                             20,984,950


United States--42.9%

           Air Freight & Logistics--0.4%

           United Parcel Service, Inc. Class B          43,800        3,291,570

           Auto Components--0.2%

           Autoliv, Inc.                                24,800        1,126,416

           Automobiles--0.3%

           Harley-Davidson, Inc.                        41,800        2,152,282

           Beverages--0.9%

           Anheuser-Busch Cos., Inc.                    12,100          519,816
           The Coca-Cola Co.                            61,800        2,491,158
           Coca-Cola Enterprises, Inc.                  52,700        1,010,259
           PepsiCo, Inc.                                43,200        2,552,256
                                                                   ------------
                                                                      6,573,489



                                                         Shares
           Industry          Common Stocks                 Held           Value

North America (continued)

United States (continued)

           Biotechnology--0.8%

           Amgen, Inc. (a)                              40,200     $  3,170,172
           Biogen Idec, Inc. (a)                        16,200          734,346
           Genentech, Inc. (a)(e)                       26,200        2,423,500
                                                                   ------------
                                                                      6,328,018

           Capital Markets--0.3%

           Affiliated Managers Group (a)                24,800        1,990,200

           Commercial Banks--0.0%

           First Horizon National Corp.                  5,000          192,200
           Hudson United Bancorp                         2,000           83,360
                                                                   ------------
                                                                        275,560

           Communications Equipment--2.4%

           Avaya, Inc. (a)(e)                          330,000        3,521,100
           Cisco Systems, Inc. (a)                      23,100          395,472
           Corning, Inc. (a)                            58,500        1,150,110
           Foundry Networks, Inc. (a)(e)               955,100       13,189,931
                                                                   ------------
                                                                     18,256,613

           Computers & Peripherals--1.4%

           Adaptec, Inc. (a)                           275,800        1,605,156
           Avid Technology, Inc. (a)                     9,900          542,124
           EMC Corp. (a)                               583,000        7,940,460
           Hewlett-Packard Co.                          14,900          426,587
                                                                   ------------
                                                                     10,514,327

           Construction & Engineering--0.5%

           McDermott International, Inc. (a)            90,000        4,014,900

           Consumer Finance--0.2%

           Capital One Financial Corp.                  21,100        1,823,040

           Diversified Consumer
           Services--0.5%

           H&R Block, Inc.                              90,000        2,209,500
           Weight Watchers International, Inc. (a)      31,000        1,532,330
                                                                   ------------
                                                                      3,741,830

           Electric Utilities--0.1%

           PPL Corp.                                    12,300          361,620

           Electronic Equipment
           & Instruments--0.6%

           AVX Corp.                                    85,000        1,230,800
           Sanmina-SCI Corp. (a)                       250,000        1,065,000
           Symbol Technologies, Inc.                   100,000        1,282,000
           Tektronix, Inc.                              46,000        1,297,660
                                                                   ------------
                                                                      4,875,460

           Energy Equipment & Services--2.7%

           BJ Services Co. (e)                          92,200        3,380,974
           Cooper Cameron Corp. (a)(e)                 194,800        8,064,720
           Dresser-Rand Group, Inc. (a)                 50,000        1,209,000
           FMC Technologies, Inc. (a)                   29,000        1,244,680
           Noble Corp. (e)                              48,000        3,385,920
           Weatherford International Ltd. (a)          102,000        3,692,400
                                                                   ------------
                                                                     20,977,694



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

North America (continued)

United States (continued)

           Food & Staples Retailing--0.7%

           Rite Aid Corp. (a)                          132,900     $    462,492
           SYSCO Corporation                            33,800        1,049,490
           Wal-Mart Stores, Inc.                        81,300        3,804,840
                                                                   ------------
                                                                      5,316,822

           Food Products--0.8%

           Archer-Daniels-Midland Co.                   29,700          732,402
           Dean Foods Co. (a)                           37,800        1,423,548
           General Mills, Inc.                          42,700        2,105,964
           Kellogg Co.                                  22,400          968,128
           Smithfield Foods, Inc. (a)                   33,000        1,009,800
                                                                   ------------
                                                                      6,239,842

           Health Care Equipment
           & Supplies--1.7%

           Baxter International, Inc.                  127,100        4,785,315
           Boston Scientific Corp. (a)                  41,000        1,004,090
           Medtronic, Inc.                             100,500        5,785,785
           PerkinElmer, Inc.                            51,500        1,213,340
                                                                   ------------
                                                                     12,788,530

           Health Care Providers
           & Services--2.9%

           Aetna, Inc.                                  13,800        1,301,478
           AmerisourceBergen Corp.                      27,200        1,126,080
           Cardinal Health, Inc.                        23,432        1,610,950
           Caremark Rx, Inc. (a)                        41,100        2,128,569
           Cigna Corp.                                  16,700        1,865,390
           HCA, Inc.                                    23,000        1,161,500
           Laboratory Corp. of America
           Holdings (a)(e)                              90,100        4,851,885
           Quest Diagnostics, Inc.                      21,200        1,091,376
           UnitedHealth Group, Inc.                     70,300        4,368,442
           WellPoint, Inc. (a)                          38,300        3,055,957
                                                                   ------------
                                                                     22,561,627

           Hotels, Restaurants & Leisure--0.7%

           Carnival Corp.                               10,400          556,088
           Hilton Hotels Corp.                          23,700          571,407
           Marriott International, Inc. Class A          9,900          663,003
           McDonald's Corp.                             63,000        2,124,360
           Royal Caribbean Cruises Ltd.                 12,500          563,250
           Starwood Hotels & Resorts Worldwide, Inc.     9,900          632,214
                                                                   ------------
                                                                      5,110,322

           Household Products--1.6%

           Clorox Co.                                    7,700          438,053
           Colgate-Palmolive Co.                        94,600        5,188,810
           Kimberly-Clark Corp.                         13,000          775,450
           Procter & Gamble Co.                        105,900        6,129,492
                                                                   ------------
                                                                     12,531,805

           IT Services--0.5%

           Acxiom Corp.                                 54,000        1,242,000
           Electronic Data Systems Corp. (e)           120,000        2,884,800
                                                                   ------------
                                                                      4,126,800

           Industrial Conglomerates--0.5%

           Tyco International Ltd.                     120,300        3,471,858



                                                         Shares
           Industry          Common Stocks                 Held           Value

North America (continued)

United States (continued)

           Insurance--2.7%

           ACE Ltd.                                      4,900     $    261,856
           Bristol West Holdings, Inc.                  21,600          411,048
           Everest Re Group Ltd.                         8,100          812,835
           Hilb Rogal & Hobbs Co.                        2,800          107,828
           Montpelier Re Holdings Ltd.                  36,600          691,740
           PXRE Group Ltd. (e)                         622,500        8,067,600
           RenaissanceRe Holdings Ltd.                 226,000        9,968,860
           Willis Group Holdings Limited                15,600          576,264
                                                                   ------------
                                                                     20,898,031

           Internet & Catalog Retail--0.1%

           IAC/InterActiveCorp (a)                      23,100          653,961

           Internet Software & Services--0.1%

           Interwoven, Inc. (a)                        120,000        1,016,400

           Machinery--0.7%

           Dover Corp.                                 118,800        4,810,212
           Illinois Tool Works, Inc.                     5,300          466,347
                                                                   ------------
                                                                      5,276,559

           Media--0.9%

           CCE Spinco, Inc.                              4,675           61,243
           Clear Channel Communications, Inc.           37,400        1,176,230
           The McGraw-Hill Cos., Inc.                   20,700        1,068,741
           News Corp. Class B (e)                      143,100        2,376,891
           Omnicom Group                                 5,200          442,676
           Time Warner, Inc.                           114,300        1,993,392
                                                                   ------------
                                                                      7,119,173

           Metals & Mining--0.8%

           Freeport-McMoRan Copper & Gold, Inc.
           Class B                                      39,400        2,119,720
           Nucor Corp.                                  31,600        2,108,352
           Phelps Dodge Corp.                            6,100          877,607
           Southern Copper Corp.                        15,700        1,051,586
                                                                   ------------
                                                                      6,157,265

           Multiline Retail--0.4%

           JC Penney Co., Inc.                          13,600          756,160
           Nordstrom, Inc.                              29,100        1,088,340
           Target Corp.                                 22,700        1,247,819
                                                                   ------------
                                                                      3,092,319

           Oil, Gas & Consumable Fuels--2.3%

           Apache Corp.                                 70,000        4,796,400
           Arch Coal, Inc.                              17,768        1,412,556
           Chevron Corp.                                80,000        4,541,600
           ConocoPhillips                               80,800        4,700,944
           Peabody Energy Corp.                         29,500        2,431,390
                                                                   ------------
                                                                     17,882,890

           Pharmaceuticals--1.6%

           Eli Lilly & Co.                              26,400        1,493,976
           Forest Laboratories, Inc. (a)                54,300        2,208,924
           Johnson & Johnson                            77,700        4,669,770
           King Pharmaceuticals, Inc. (a)              137,000        2,318,040
           Wyeth                                        33,000        1,520,310
                                                                   ------------
                                                                     12,211,020



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

North America (continued)

United States (continued)

           Real Estate--6.2%

           AMB Property Corp.                            1,200     $     59,004
           Aames Investment Corp.                      488,500        3,155,710
           American Home Mortgage
           Investment Corp. (e)                        481,800       15,692,226
           Friedman Billings Ramsey Group, Inc.
           Class A (e)                                 852,400        8,438,760
           Host Marriott Corp.                          31,200          591,240
           New Century Financial Corp.                 406,500       14,662,455
           Novastar Financial, Inc. (e)                 16,400          461,004
           Saxon Capital Inc.                          389,500        4,413,035
           The St. Joe Co.                               6,500          436,930
                                                                   ------------
                                                                     47,910,364

           Road & Rail--0.1%

           Werner Enterprises, Inc.                     28,500          561,450

           Semiconductors & Semiconductor
           Equipment--0.3%

           Advanced Energy Industries, Inc. (a)         85,000        1,005,550
           Applied Materials, Inc.                      25,300          453,882
           Intel Corp.                                  17,600          439,296
                                                                   ------------
                                                                      1,898,728

           Software--1.3%

           Altiris, Inc. (a)                            70,000        1,182,300
           Amdocs Ltd. (a)(e)                          189,200        5,203,000
           BMC Software, Inc. (a)                       60,000        1,229,400
           Cadence Design Systems, Inc. (a)             70,000        1,184,400
           Factset Research Systems, Inc.               12,100          498,036
           TIBCO Software, Inc. (a)                    140,000        1,045,800
                                                                   ------------
                                                                     10,342,936

           Specialty Retail--0.8%

           The Gap, Inc.                                61,000        1,076,040
           Home Depot, Inc.                             92,500        3,744,400
           Staples, Inc.                                46,700        1,060,557
                                                                   ------------
                                                                      5,880,997

           Textiles, Apparel & Luxury
           Goods--0.8%

           Carter's, Inc. (a)                           21,518        1,266,334
           K-Swiss, Inc. Class A                        32,700        1,060,788
           Liz Claiborne, Inc. (e)                      73,600        2,636,352
           Nike, Inc. Class B                           12,700        1,102,233
                                                                   ------------
                                                                      6,065,707

           Thrifts & Mortgage Finance--2.8%

           Accredited Home Lenders
           Holding Co. (a)(e)                          233,800       11,591,804
           Fremont General Corp.                       437,900       10,172,417
                                                                   ------------
                                                                     21,764,221

           Tobacco--0.3%

           Altria Group, Inc.                           33,300        2,488,176

           Total Common Stocks in the
           United States                                            329,670,822

           Total Common Stocks in
           North America--45.8%                                     351,875,350



                                                         Shares
           Industry          Common Stocks                 Held           Value

Pacific Basin/Asia

Australia--0.0%

           Commercial Banks--0.0%

           National Australia Bank Ltd.                  3,500     $     83,185

           Total Common Stocks in Australia                              83,185


China--0.4%

           Oil, Gas & Consumable Fuels--0.3%

           China Petroleum and Chemical
           Corporation                                  28,000        1,388,800
           China Shenhua Energy Co. Ltd.
           Class H (a)                                 820,000          904,231
                                                                   ------------
                                                                      2,293,031

           Real Estate--0.1%

           Beijing Capital Land Ltd.                 1,850,500          542,963

           Total Common Stocks in China                               2,835,994


Hong Kong--2.8%

           Chemicals--0.3%

           Xinyi Glass Holding Co. Ltd.              9,474,200        2,175,014

           Commercial Services
           & Supplies--0.7%

           FU JI Food and Catering Services
           Holdings Ltd.                             3,053,500        5,001,509

           Communications Equipment--0.1%

           VTech Holdings Limited                      340,000        1,162,048

           Diversified Telecommunication
           Services--0.1%

           China Netcom Group Corp.
           Hong Kong Ltd.                              680,000        1,100,657

           Food Products--0.1%

           China Force Oil and Grains Industrial
           Holdings Co. Ltd.                        15,870,000          716,382

           Industrial Conglomerates--0.3%

           Hutchison Whampoa Ltd.                      220,000        2,095,427

           Real Estate--0.4%

           China Resources Land Ltd.                 2,124,000          883,453
           Hopson Development Holdings Ltd.          1,246,600        1,527,391
           Shanghai Forte Land Co. Ltd.              1,719,900          587,826
                                                                   ------------
                                                                      2,998,670

           Specialty Retail--0.3%

           Norstar Founders Group Ltd.               8,053,100        2,492,721

           Water Utilities--0.2%

           Guandong Investments, Ltd.                3,500,000        1,309,078

           Wireless Telecommunication
           Services--0.3%

           China Mobile Hong Kong Ltd.                 240,000        1,135,996
           Hutchison Telecommunications
           International Ltd. (a)                      850,000        1,227,825
                                                                   ------------
                                                                      2,363,821

           Total Common Stocks in Hong Kong                          21,415,327



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

Pacific Basin/Asia (continued)

India--1.0%

           Chemicals--0.5%

           Reliance Industries Ltd.                    180,000     $  3,557,809

           Commercial Banks--0.1%

           ICICI Bank Ltd.                              49,500          643,027

           Oil, Gas & Consumable
           Fuels--0.4%

           Oil & Natural Gas Corp. Ltd.                120,000        3,132,504

           Total Common Stocks in India                               7,333,340


Indonesia--0.2%

           Commercial Banks--0.1%

           Bank Central Asia Tbk PT                  1,127,400          389,549
           Bank Mandiri Persero Tbk PT               1,418,300          236,383
                                                                   ------------
                                                                        625,932

           Diversified Telecommunication
           Services--0.1%

           Indosat Tbk PT                            2,200,000        1,240,854

           Total Common Stocks in
           Indonesia                                                  1,866,786


Japan--7.0%

           Auto Components--0.5%

           Toyota Industries Corp.                     106,400        3,822,215

           Building Products--0.6%

           Daikin Industries Ltd.                      150,000        4,384,479

           Capital Markets--0.4%

           Daiichi Commodities Co. Ltd.                 78,000          563,043
           Daikoh Holdings, Inc.                       181,000          751,419
           Kyokuto Securities Co. Ltd.                  21,600          328,676
           Nomura Holdings, Inc.                        25,100          480,607
           Takagi Securities Co. Ltd.                  103,000          645,768
           Toyo Securities Co., Ltd.                    78,300          494,226
                                                                   ------------
                                                                      3,263,739

           Construction &
           Engineering--1.1%

           JGC Corp.                                   410,000        7,798,441
           Okumura Corp.                                42,000          235,923
                                                                   ------------
                                                                      8,034,364

           Consumer Finance--0.3%

           Aeon Credit Service Co., Ltd.                 4,400          416,030
           Aiful Corp.                                  10,500          876,260
           Credit Saison Co., Ltd.                      22,600        1,127,798
                                                                   ------------
                                                                      2,420,088

           Distributors--0.0%

           ACE Koeki Co. Ltd.                           32,000          271,118

           Electronic Equipment
           & Instruments--0.6%

           Nippon Electric Glass Co., Ltd.             200,000        4,363,297



                                                         Shares
           Industry          Common Stocks                 Held           Value

Pacific Basin/Asia (continued)

Japan (concluded)

           Health Care Equipment
           & Supplies--0.2%

           Nihon Kohden Corp.                           73,000     $  1,193,680
           Terumo Corp.                                 16,500          487,884
                                                                   ------------
                                                                      1,681,564

           Household Durables--0.3%

           Fuso Lexel, Inc.                             43,800          500,974
           The Japan General Estate Co. Ltd.            23,500          391,633
           Matsushita Electric Industrial Co., Ltd.     61,000        1,175,760
                                                                   ------------
                                                                      2,068,367

           Household Products--0.1%

           Kao Corp.                                    41,000        1,097,687

           Leisure Equipment
           & Products--0.1%

           Fuji Photo Film Co., Ltd.                    14,400          475,811

           Machinery--0.6%

           Kubota Corp.                                340,000        2,854,698
           Tadano Ltd.                                 180,000        1,624,163
                                                                   ------------
                                                                      4,478,861

           Office Electronics--0.3%

           Canon, Inc.                                  40,000        2,338,389

           Pharmaceuticals--0.6%

           Astellas Pharma Inc.                         26,500        1,032,788
           Eisai Co., Ltd.                              20,700          868,127
           Santen Pharmaceutical Co., Ltd.              38,000        1,027,027
           Takeda Pharmaceutical Co., Ltd.              37,900        2,048,649
                                                                   ------------
                                                                      4,976,591

           Real Estate--0.3%

           Dynacity Corp.                                2,000          524,443
           Sanyo Housing Nagoya Co. Ltd.                   200          335,508
           Sumitomo Real Estate Sales                   18,200        1,158,028
           Sunwood Corp.                                   200          288,062
                                                                   ------------
                                                                      2,306,041

           Trading Companies
           & Distributors--1.0%

           Mitsubishi Corp.                            225,000        4,975,430
           Mitsui & Co., Ltd.                          220,000        2,823,858
                                                                   ------------
                                                                      7,799,288

           Total Common Stocks in Japan                              53,781,899


Philippines--0.2%

           Diversified Telecommunication
           Services--0.2%

           Philippine Long Distance Telephone           38,000        1,314,792

           Total Common Stocks in the
           Philippines                                                1,314,792



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
           Industry          Common Stocks                 Held           Value

Pacific Basin/Asia (continued)

Singapore--0.9%

           Diversified Telecommunication
           Services--0.5%

           Singapore Telecommunications Ltd.         2,350,000     $  3,674,525

           Industrial Conglomerates--0.4%

           Keppel Corp. Ltd.                           540,000        3,572,288

           Total Common Stocks in
           Singapore                                                  7,246,813


South Korea--15.4%

           Automobiles--0.4%

           Hyundai Motor Co. (a)                        27,800        2,675,906

           Chemicals--0.2%

           SODIFF Advanced Materials Co. Ltd. (a)       93,200        1,862,433

           Commercial Banks--3.2%
           Daegu Bank (a)                              415,400        6,287,402
           Hana Financial Group, Inc.                  147,662        6,748,760
           Industrial Bank of Korea (a)                364,100        6,321,368
           Pusan Bank (a)                              424,200        5,560,321
                                                                   ------------
                                                                     24,917,851

           Communications
           Equipment--0.3%

           KH Vatec Co., Ltd. (a)                       78,900        2,517,213

           Construction &
           Engineering--0.7%

           Doosan Heavy Industries and
           Construction Co. Ltd. (a)                    42,000        1,576,792
           GS Engineering & Construction Corp. (a)      33,000        1,730,227
           Hyundai Engineering & Construction
           Co., Ltd. (a)                                40,000        1,786,615
                                                                   ------------
                                                                      5,093,634

           Containers & Packaging--0.0%

           TK Corp. (a)                                 26,100          269,817

           Electronic Equipment
           & Instruments--4.4%

           Ace Digitech Co. Ltd. (a)                    21,214          218,258
           Core Logic, Inc. (a)                        116,300        5,142,810
           DK UIL Co., Ltd. (a)                        129,300        2,283,232
           Fine DNC Co., Ltd. (a)(f)                 1,339,775        9,025,936
           Interflex Co., Ltd. (a)(f)                  748,000       10,396,597
           Power Logics Co., Ltd.                      400,960        6,148,172
           Samsung SDI Co., Ltd. (a)                     7,600          875,897
                                                                   ------------
                                                                     34,090,902

           Insurance--3.8%

           Dongbu Insurance Co., Ltd.                  357,500        7,232,403
           Korean Reinsurance Co.                      658,290        6,902,977
           Meritz Fire & Marine Insurance Co. Ltd.     285,100       14,891,705
                                                                   ------------
                                                                     29,027,085



                                                         Shares
           Industry          Common Stocks                 Held           Value

Pacific Basin/Asia (concluded)

South Korea (concluded)

           Oil, Gas & Consumable
           Fuels--0.2%

           SK Corp. (a)                                 23,000     $  1,185,438

           Semiconductors & Semiconductor
           Equipment--2.2%

           Hynix Semiconductor Inc. (a)                436,700       15,250,047
           Osung LST Co. Ltd. (a)                      160,163          659,127
           Samsung Electronics Co., Ltd.                 1,500          977,890
                                                                   ------------
                                                                     16,887,064

           Total Common Stocks in
           South Korea                                              118,527,343


Taiwan--2.2%

           Auto Components--0.3%

           Depo Auto Parts Ind Co. Ltd.                675,000        2,558,764

           Diversified Telecommunication
           Services--0.3%

           Chunghwa Telecom Co., Ltd.                1,350,000        2,334,744

           Electronic Equipment
           & Instruments--0.5%

           AU Optronics Corp. (b)                       90,000        1,350,900
           HON HAI Precision Industry                  408,477        2,238,707
                                                                   ------------
                                                                      3,589,607

           Leisure Equipment
           & Products--0.5%

           Giant Manufacturing Co., Ltd.             1,772,000        3,426,057

           Machinery--0.1%

           Ichia Technologies, Inc.                    774,635          698,146

           Marine--0.1%

           Yang Ming Marine Transport Corp.          1,706,000        1,109,006

           Semiconductors & Semiconductor
           Equipment--0.1%

           Chroma Ate Inc.                           1,000,000          989,556

           Specialty Retail--0.3%

           Feng TAY Enterprise Co. Ltd.              1,923,000        2,049,295

           Total Common Stocks in Taiwan                             16,755,175


Thailand--0.3%

           Diversified Telecommunication
           Services--0.2%

           True Corp. PCL (a)                        6,000,000        1,463,415

           Oil, Gas & Consumable
           Fuels--0.1%

           Thai Oil Pcl-Frgn                           800,000        1,239,024

           Total Common Stocks in Thailand                            2,702,439

           Total Common Stocks in the
           Pacific Basin/Asia--30.4%                                233,863,093

           Total Common Stocks
           (Cost--$589,278,139)--96.8%                              743,548,616



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
           Industry          Rights                        Held           Value

Pacific Basin/Asia

South Korea--0.1%

           Electronic Equipment
           & Instruments--0.1%

           Fine DNC Co., Ltd. (a)(f)(g)                402,056     $    704,001

           Total Rights (Cost--$0)--0.1%                                704,001



                                                     Beneficial
           Short-Term Securities                       Interest

           Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I (c)             $ 11,485,986       11,485,986
           Merrill Lynch Liquidity Series, LLC
              Money Market Series (c)(d)            70,383,950       70,383,950
           Total Short-Term Securities
           (Cost--$81,869,936)--10.7%                                81,869,936


                                                      Number of
           Options Purchased                          Contracts

Call Options Purchased--1.6%

           ACE Ltd., expiring January 2007 at
           USD 30                                          900        2,160,000
           ACE Ltd., expiring January 2007 at
           USD 40                                          600          918,000



                                                      Number of
           Options Purchased                          Contracts           Value

Call Options Purchased (concluded)

           Accredited Home Lenders Holding Co.,
           expiring January 2006 at USD 40                 200    $     182,000
           Accredited Home Lenders Holding Co.,
           expiring March 2006 at USD 40                 3,326        3,525,560
           American Home Mortgage Investment
           Corp., expiring March 2006 at USD 35          8,500        1,572,500
           American Home Mortgage Investment
           Corp., expiring March 2006 at USD 40          3,142          235,650
           The Bear Stearns Cos., Inc., expiring
           July 2006 at USD 95                             207          484,380
           The Bear Stearns Cos., Inc., expiring
           January 2007 at USD 75                          161          698,740
           The Bear Stearns Cos., Inc., expiring
           January 2007 at USD 100                         191          435,480
           The Bear Stearns Cos., Inc., expiring
           January 2007 at USD 110                         264          419,760
           New Century Financial Corp., expiring
           May 2006 at USD 40                            8,323        1,914,290

           Total Options Purchased
           (Premiums Paid--$10,249,167)--1.6%                        12,546,360

Total Investments
(Cost--$681,397,242*)--109.2%                                       838,668,913
Liabilities in Excess of Other Assets--(9.2%)                      (70,785,509)
                                                                  -------------
Net Assets--100.0%                                                $ 767,883,404
                                                                  =============

  * The cost and unrealized appreciation (depreciation) of investments, including options, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                         $     692,285,036
                                           =================
    Gross unrealized appreciation          $     164,118,352
    Gross unrealized depreciation               (17,734,475)
                                           -----------------
    Net unrealized appreciation            $     146,383,877
                                           =================


(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $   77,668      $372,347
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $7,011,876      $143,211

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Investments in companies whereby the Fund held 5% or more of the companies outstanding securities are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                        Net Share   Purchase     Sales     Realized   Dividend
    Affiliate            Activity     Cost        Cost       Loss      Income

    Fine DNC Co., Ltd.   417,575*  $   981,631  $  884,337 $(433,351)    ++
    Fine DNC Co., Ltd.
    (Rights)             402,056            --          --         --    ++
    Interflex Co., Ltd.  690,500   $11,917,571  $1,988,856  (496,104)    ++

        * Received 239,838 shares as a result of a corporate action.

       ++ Non-income producing security.


(g) The rights may be exercised until 2/2/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Forward foreign currency contracts as of December 31, 2005 were as follows:


    Foreign Currency                             Settlement         Unrealized
    Purchased                                       Date          Depreciation

    GBP 287,149                                 January 2006      $    (2,122)
                                                                  ------------
    Total Unrealized Depreciation on Forward
    Foreign Exchange Contracts--Net
    (USD Commitment--$495,073)                                    $    (2,122)
                                                                  ============


    Foreign Currency                             Settlement         Unrealized
    Sold                                            Date          Appreciation

    GBP 180,950                                 January 2006      $      1,337
                                                                  ------------
    Total Unrealized Appreciation on Forward
    Foreign Exchange Contracts--Net
    (USD Commitment--$311,977)                                    $      1,337
                                                                  ============


  o Currency Abbreviations
       GBP   British Pound
       USD   U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Statement of Assets and Liabilities

As of December 31, 2005
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $67,336,539) (identified cost--$571,934,490)                                                 $   724,126,083
           Investments in affiliated securities, at value (identified cost--$99,213,585)                              101,996,470
           Options purchased, at value (premiums paid--$10,249,167)                                                    12,546,360
           Unrealized appreciation on forward foreign exchange contracts                                                    1,337
           Cash                                                                                                            40,933
           Receivables:
               Dividends                                                                       $     2,056,852
               Capital shares sold                                                                   1,335,249
               Securities sold                                                                         520,591
               Securities lending                                                                       15,708          3,928,400
                                                                                               ---------------
           Prepaid expenses                                                                                                71,624
                                                                                                                  ---------------
           Total assets                                                                                               842,711,207
                                                                                                                  ---------------

Liabilities

           Collateral on securities loaned, at value                                                                   70,383,950
           Unrealized depreciation on forward foreign exchange contracts                                                    2,122
           Deferred foreign capital gain tax                                                                               61,454
           Payables:
               Capital shares redeemed                                                               2,026,924
               Securities purchased                                                                    854,991
               Investment adviser                                                                      438,966
               Distributor                                                                             292,822
               Other affiliates                                                                        260,505          3,874,208
                                                                                               ---------------
           Accrued expenses and other liabilities                                                                         506,069
                                                                                                                  ---------------
           Total liabilities                                                                                           74,827,803
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $   767,883,404
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          $     2,466,559
           Class B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                  920,268
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  632,115
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                  574,003
           Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                                    2,940
           Paid-in capital in excess of par                                                                           603,449,646
           Accumulated distributions in excess of investment income--net                       $     (686,104)
           Undistributed realized capital gains--net                                                 3,319,816
           Unrealized appreciation--net                                                            157,204,161
                                                                                               ---------------
           Total accumulated earnings--net                                                                            159,837,873
                                                                                                                  ---------------
           Net Assets                                                                                             $   767,883,404
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $416,666,656 and 24,665,591 shares outstanding                         $         16.89
                                                                                                                  ===============
           Class B--Based on net assets of $150,193,960 and 9,202,676 shares outstanding                          $         16.32
                                                                                                                  ===============
           Class C--Based on net assets of $102,973,049 and 6,321,152 shares outstanding                          $         16.29
                                                                                                                  ===============
           Class I--Based on net assets of $97,557,218 and 5,740,026 shares outstanding                           $         17.00
                                                                                                                  ===============
           Class R--Based on net assets of $492,521 and 29,402 shares outstanding                                 $         16.75
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Statement of Operations

For the Year Ended December 31, 2005
Investment Income

           Dividends (net of $608,148 foreign withholding tax)                                                    $    13,762,646
           Interest from affiliates                                                                                       372,347
           Securities lending--net                                                                                        143,211
                                                                                                                  ---------------
           Total income                                                                                                14,278,204
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $     4,971,219
           Professional fees                                                                         2,208,826
           Account maintenance and distribution fees--Class B                                        1,622,100
           Account maintenance and distribution fees--Class C                                          890,085
           Account maintenance fees--Class A                                                           852,142
           Transfer agent fees--Class A                                                                559,301
           Transfer agent fees--Class B                                                                305,316
           Accounting services                                                                         274,981
           Custodian fees                                                                              266,293
           Transfer agent fees--Class C                                                                168,329
           Transfer agent fees--Class I                                                                116,807
           Printing and shareholder reports                                                             67,743
           Registration fees                                                                            60,688
           Directors' fees and expenses                                                                 44,150
           Pricing fees                                                                                 14,134
           Account maintenance and distribution fees--Class R                                            1,212
           Transfer agent fees--Class R                                                                    466
           Other                                                                                        40,302
                                                                                               ---------------
           Total expenses                                                                                              12,464,094
                                                                                                                  ---------------
           Investment income--net                                                                                       1,814,110
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net (including $68,833 foreign capital gain tax and $929,455
               from affiliates)                                                                    174,373,620
               Foreign currency transactions--net                                                    (838,056)        173,535,564
                                                                                               ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $49,076 deferred foreign capital gain credit)            22,856,076
               Foreign currency transactions--net                                                     (32,561)         22,823,515
                                                                                               ---------------    ---------------
           Total realized and unrealized gain--net                                                                    196,359,079
                                                                                                                  ---------------
           Net Increase in Net Assets Resulting from Operations                                                   $   198,173,189
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Statements of Changes in Net Assets
                                                                                                  For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                                   2005              2004
Operations

           Investment income (loss)--net                                                       $     1,814,110    $   (1,642,316)
           Realized gain--net                                                                      173,535,564         86,813,255
           Change in unrealized appreciation/depreciation--net                                      22,823,515        (3,285,928)
                                                                                               ---------------    ---------------
           Net increase in net assets resulting from operations                                    198,173,189         81,885,011
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

           Investment income--net:
               Class A                                                                               (659,821)          (221,606)
               Class I                                                                               (339,520)          (206,972)
               Class R                                                                                   (672)              (380)
           Realized gain--net:
               Class A                                                                             (3,943,224)                 --
               Class B                                                                             (1,470,853)                 --
               Class C                                                                             (1,008,321)                 --
               Class I                                                                               (885,554)                 --
               Class R                                                                                 (4,916)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                         (8,312,881)          (428,958)
                                                                                               ---------------    ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                    (106,449,433)      (161,681,668)
                                                                                               ---------------    ---------------

Redemption Fees

           Redemption fees                                                                               1,443                386
                                                                                               ---------------    ---------------

Net Assets

           Total increase (decrease) in net assets                                                  83,412,318       (80,225,229)
           Beginning of year*                                                                      684,471,086        764,696,315
                                                                                               ---------------    ---------------
           End of year*                                                                        $   767,883,404    $   684,471,086
                                                                                               ===============    ===============
               * Accumulated distributions in excess of investment income--net                 $     (686,104)    $   (1,557,713)
                                                                                               ===============    ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.74   $    11.21    $     8.00   $    10.83   $    12.96
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .07          .04           .05          .04          .03
           Realized and unrealized gain (loss)--net                   4.27++       1.50++          3.16       (2.73)       (1.81)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.34         1.54          3.21       (2.69)       (1.78)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.03)        (.01)            --        (.14)           --
               Realized gain--net                                      (.16)           --            --           --        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.19)        (.01)            --        (.14)        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    16.89   $    12.74    $    11.21   $     8.00   $    10.83
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                      34.05%+++       13.80%        40.13%     (25.11%)     (13.92%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.62%        1.50%         1.47%        1.31%        1.20%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                       .54%         .31%          .58%         .47%         .26%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  416,667   $  324,125    $  185,110   $  160,977   $  301,579
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         87.71%       82.62%        42.93%       53.29%       37.06%
                                                                  ==========   ==========    ==========   ==========   ==========

            * Total investment returns exclude the effects of sales charges.

           ** Based on average shares outstanding.

           ++ Includes redemption fees, which are less than $.01 per share.

          +++ Approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

              See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.39   $    10.97    $     7.89   $    10.64   $    12.84
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.03)        (.06)         (.02)        (.03)        (.06)
           Realized and unrealized gain (loss)--net                   4.12++       1.48++          3.10       (2.70)       (1.79)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.09         1.42          3.08       (2.73)       (1.85)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --           --            --        (.02)           --
               Realized gain--net                                      (.16)           --            --           --        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.16)           --            --        (.02)        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    16.32   $    12.39    $    10.97   $     7.89   $    10.64
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                      33.02%+++       12.94%        39.04%     (25.72%)     (14.60%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.37%        2.28%         2.25%        2.09%        1.97%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.24%)       (.58%)        (.19%)       (.31%)       (.50%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  150,194   $  206,842    $  426,237   $  415,901   $  902,441
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         87.71%       82.62%        42.93%       53.29%       37.06%
                                                                  ==========   ==========    ==========   ==========   ==========

            * Total investment returns exclude the effects of sales charges.

           ** Based on average shares outstanding.

           ++ Includes redemption fees, which are less than $.01 per share.

          +++ Approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

              See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.36   $    10.95    $     7.88   $    10.64   $    12.83
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment loss--net**                                      (.03)        (.06)         (.02)        (.03)        (.06)
           Realized and unrealized gain (loss)--net                   4.12++       1.47++          3.09       (2.70)       (1.78)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.09         1.41          3.07       (2.73)       (1.84)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                     --           --            --        (.03)           --
               Realized gain--net                                      (.16)           --            --           --        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.16)           --            --        (.03)        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    16.29   $    12.36    $    10.95   $     7.88   $    10.64
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                      33.10%+++       12.88%        38.96%     (25.73%)     (14.53%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    2.39%        2.28%         2.25%        2.09%        1.97%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment loss--net                                       (.24%)       (.54%)        (.20%)       (.30%)       (.52%)
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $  102,973   $   91,020    $   98,439   $   91,552   $  201,621
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         87.71%       82.62%        42.93%       53.29%       37.06%
                                                                  ==========   ==========    ==========   ==========   ==========

            * Total investment returns exclude the effects of sales charges.

           ** Based on average shares outstanding.

           ++ Includes redemption fees, which are less than $.01 per share.

          +++ Approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

              See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                         For the Year Ended December 31,
from information provided in the financial statements.               2005         2004          2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of year                     $    12.81   $    11.27    $     8.03   $    10.87   $    12.98
                                                                  ----------   ----------    ----------   ----------   ----------
           Investment income--net**                                      .11          .06           .08          .07          .06
           Realized and unrealized gain (loss)--net                   4.30++       1.52++          3.16       (2.73)       (1.82)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total from investment operations                             4.41         1.58          3.24       (2.66)       (1.76)
                                                                  ----------   ----------    ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                                  (.06)        (.04)            --        (.18)           --
               Realized gain--net                                      (.16)           --            --           --        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Total dividends and distributions                           (.22)        (.04)            --        (.18)        (.35)
                                                                  ----------   ----------    ----------   ----------   ----------
           Net asset value, end of year                           $    17.00   $    12.81    $    11.27   $     8.03   $    10.87
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                      34.45%+++       14.08%        40.35%     (24.87%)     (13.74%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                    1.37%        1.25%         1.22%        1.05%         .95%
                                                                  ==========   ==========    ==========   ==========   ==========
           Investment income--net                                       .80%         .50%          .83%         .75%         .51%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)                 $   97,557   $   62,347    $   54,911   $   44,763   $  117,724
                                                                  ==========   ==========    ==========   ==========   ==========
           Portfolio turnover                                         87.71%       82.62%        42.93%       53.29%       37.06%
                                                                  ==========   ==========    ==========   ==========   ==========

            * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
              Class I Shares are no longer subject to any front-end sales charge.

           ** Based on average shares outstanding.

           ++ Includes redemption fees, which are less than $.01 per share.

          +++ Approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

              See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Financial Highlights (concluded)
                                                                                                         Class R

                                                                                                                  For the Period
                                                                                            For the Year Ended  January 3, 2003++
The following per share data and ratios have been derived                                      December 31,      to December 31,
from information provided in the financial statements.                                       2005           2004       2003
Per Share Operating Performance

           Net asset value, beginning of period                                          $    12.66     $    11.15     $     8.16
                                                                                         ----------     ----------     ----------
           Investment income--net***                                                            .02            .02            .13
           Realized and unrealized gain--net                                              4.25+++++      1.53+++++           2.86
                                                                                         ----------     ----------     ----------
           Total from investment operations                                                    4.27           1.55           2.99
                                                                                         ----------     ----------     ----------
           Less dividends and distributions:
               Investment income--net                                                         (.02)          (.04)             --
               Realized gain--net                                                             (.16)             --             --
                                                                                         ----------     ----------     ----------
           Total dividends and distributions                                                  (.18)          (.04)             --
                                                                                         ----------     ----------     ----------
           Net asset value, end of period                                                $    16.75     $    12.66     $    11.15
                                                                                         ==========     ==========     ==========

Total Investment Return

           Based on net asset value per share                                              33.75%**         13.96%      36.64%+++
                                                                                         ==========     ==========     ==========

Ratios to Average Net Assets

           Expenses                                                                           1.98%          1.68%         1.72%*
                                                                                         ==========     ==========     ==========
           Investment income--net                                                              .17%           .23%          .33%*
                                                                                         ==========     ==========     ==========

Supplemental Data

           Net assets, end of period (in thousands)                                      $      493     $      137         --++++
                                                                                         ==========     ==========     ==========
           Portfolio turnover                                                                87.71%         82.62%         42.93%
                                                                                         ==========     ==========     ==========

            * Annualized.

           ** Approximately 12.8% of the Fund's total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

          *** Based on average shares outstanding.

           ++ Commencement of operations.

         ++++ Amount is less than $1,000.

          +++ Aggregate total investment return.

        +++++ Includes redemption fees, which are less than $.01 per share.

              See Notes to Financial Statements.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may vary from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans, investment programs and existing Class I shareholders. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $57,512 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transactions and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                 Maintenance           Distribution
                                         Fee                    Fee

Class A                                 .25%                     --
Class B                                 .25%                   .75%
Class C                                 .25%                   .75%
Class R                                 .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements (continued)


For the year ended December 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                        FAMD                 MLPF&S

Class A                               $2,364                $31,352
Class I                               $   24                $   408


For the year ended December 31, 2005, MLPF&S received contingent deferred sales charges of $46,595 and $1,461 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $2,214,084 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $61,984 in securities lending agent fees.

In addition, MLPF&S received $289,900 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.

The Fund received approximately $67,900,000 in a settlement of litigation seeking recovery of losses from various defendants involving previously written off investment securities. This amount is included in realized gain on investments in the Statement of Operations.

For the year ended December 31, 2005, the Fund reimbursed MLIM $15,752 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $574,892,055 and $633,039,485, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $106,449,433 and $161,681,668 for the years ended December 31, 2005 and
December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  971,348    $    13,959,422
Automatic conversion of shares             4,553,307         61,751,557
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,159          3,808,514
                                     ---------------    ---------------
Total issued                               5,750,814         79,519,493
Shares redeemed                          (6,534,508)       (88,603,467)
                                     ---------------    ---------------
Net decrease                               (783,694)    $   (9,083,974)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  658,409    $     7,535,887
Automatic conversion of shares            13,130,655        154,312,189
Shares issued to shareholders in
   reinvestment of dividends                  17,778            192,003
                                     ---------------    ---------------
Total issued                              13,806,842        162,040,079
Shares redeemed                          (4,877,021)       (55,900,736)
                                     ---------------    ---------------
Net increase                               8,929,821    $   106,139,343
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  738,546    $    10,081,870
Shares issued to shareholders in
   reinvestment of distributions              77,854          1,266,691
                                     ---------------    ---------------
Total issued                                 816,400         11,348,561
                                     ---------------    ---------------
Automatic conversion of shares           (4,697,928)       (61,751,557)
Shares redeemed                          (3,616,828)       (47,412,670)
                                     ---------------    ---------------
Total redeemed                           (8,314,756)      (109,164,227)
                                     ---------------    ---------------
Net decrease                             (7,498,356)    $  (97,815,666)
                                     ===============    ===============



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements (continued)


Class B Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  819,025    $     9,146,562
                                     ---------------    ---------------
Automatic conversion of shares          (13,492,694)      (154,312,189)
Shares redeemed                          (9,490,484)      (104,727,082)
                                     ---------------    ---------------
Total redeemed                          (22,983,178)      (259,039,271)
                                     ---------------    ---------------
Net decrease                            (22,164,153)    $ (249,892,709)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  341,390    $     4,785,252
Shares issued to shareholders in
   reinvestment of distributions              53,045            861,464
                                     ---------------    ---------------
Total issued                                 394,435          5,646,716
Shares redeemed                          (1,436,410)       (18,968,700)
                                     ---------------    ---------------
Net decrease                             (1,041,975)    $  (13,321,984)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                  243,699    $     2,721,985
Shares redeemed                          (1,871,403)       (20,795,839)
                                     ---------------    ---------------
Net decrease                             (1,627,704)    $  (18,073,854)
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                2,301,156    $    32,954,793
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              68,082          1,153,312
                                     ---------------    ---------------
Total issued                               2,369,238         34,108,105
Shares redeemed                          (1,497,425)       (20,589,964)
                                     ---------------    ---------------
Net increase                                 871,813    $    13,518,141
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                1,351,267    $    15,586,989
Shares issued to shareholders in
   reinvestment of dividends                  17,085            185,377
                                     ---------------    ---------------
Total issued                               1,368,352         15,772,366
Shares redeemed                          (1,373,262)       (15,738,755)
                                     ---------------    ---------------
Net increase (decrease)                      (4,910)    $        33,611
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                   32,447    $       454,977
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 335              5,587
                                     ---------------    ---------------
Total issued                                  32,782            460,564
Shares redeemed                             (14,168)          (206,514)
                                     ---------------    ---------------
Net increase                                  18,614    $       254,050
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2004                       Shares             Amount

Shares sold                                   25,893    $       278,823
Shares issued to shareholders in
   reinvestment of dividends                      36                380
                                     ---------------    ---------------
Total issued                                  25,929            279,203
Shares redeemed                             (15,153)          (167,262)
                                     ---------------    ---------------
Net increase                                  10,776    $       111,941
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Notes to Financial Statements (concluded)


6. Commitments:
At December 31, 2005, the Fund entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase various foreign currencies with an approximate value of $362,000.

7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

                                          12/31/2005         12/31/2004
Distributions paid from:
   Ordinary income                   $     1,000,013    $       428,958
   Net long-term capital gains             7,312,868                 --
                                     ---------------    ---------------
Total taxable distributions          $     8,312,881    $       428,958
                                     ===============    ===============


As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     2,874,942
Undistributed long-term capital gains--net                   10,645,779
                                                        ---------------
Total undistributed earnings--net                            13,520,721
Capital loss carryforward                                            --
Unrealized gains--net                                      146,317,152*
                                                        ---------------
Total accumulated earnings--net                         $   159,837,873
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Value Fund, Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Value Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

February 21, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Global Value Fund, Inc. to shareholders of record on December 16, 2005:

Qualified Dividend Income for Individuals                                          100%
Dividends Qualifying for the Dividends Received Deduction for Corporations       45.26%

Additionally, the Fund distributed long-term capital gains of $.160676 per share to shareholders of record on December 16, 2005.



MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Director       Director
Independent Directors*


Ronald W. Forbes**      Director     2000 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof from
NJ 08543-9095                                 1989 to 2000; International Consultant, Urban
Age: 65                                       Institute, Washington, D.C. from 1995 to 1999.


Cynthia A. Montgomery   Director     2000 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       50 Portfolios  Rubbermaid, Inc.
Princeton,                                    School of Management, Northwestern University                   (manufacturing)
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Director     2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       50 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director
NJ 08543-9095                                 and Secretary of Sanford C. Bernstein & Co.,
Age: 60                                       Inc. (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C. Bernstein
                                              Fund, Inc. from 1994 to 2000; Director and
                                              Secretary of SCB, Inc. since 1998; Director
                                              and Secretary of SCB Partners, Inc. since
                                              2000; and Director of Covenant House from 2001
                                              to 2004.


Roscoe S. Suddarth      Director     2000 to  President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     50 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991 to
                                              1994; U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West         Director     1996 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean Emeritus   50 Portfolios  Inc. (financial
Princeton,                                    of New York University's Leonard N. Stern School                printers);
NJ 08543-9095                                 of Business Administration.                                     Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Director     1996 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       50 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1996 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
Age: 45                              present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                              IQ Funds since 2004.


Jacqueline Bell         Vice         2003 to  Managing Director of MLIM (Equities) since 1998, Vice President of MLIM from
P.O. Box 9011           President    present  1996 to 1998.
Princeton,
NJ 08543-9011
Age: 38


Lawrence Berman         Vice         2003 to  Vice President of MLIM (Equities) since 1996; Equity Analyst with MLIM
P.O. Box 9011           President    present  since 1996.
Princeton,
NJ 08543-9011
Age: 54


Walid Kassem            Vice         2002 to  Managing Director (Equities) of MLIM since 1998; Vice President of MLIM
P.O. Box 9011           President    present  from 1996 to 1998.
Princeton,
NJ 08543-9011
Age: 56


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH GLOBAL VALUE FUND, INC.                         DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $37,000
                                Fiscal Year Ending December 31, 2004 - $34,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $7,100
                                Fiscal Year Ending December 31, 2004 - $5,460

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,577,771
               Fiscal Year Ending December 31, 2004 - $11,926,355

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Value Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 21, 2006

By:     /s/ Donald C. Burke
       -----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Value Fund, Inc.


Date: February 21, 2006